ERS



INTERNATIONAL CONGRESS 2019

MADRID Spain, 28 September – 2 October

Phase 1 evaluation of the inhaled IL-4Rα antagonist, AZD1402/PRS-060, a potent and selective blocker of IL-4Rα
Abstract: OA5336

Bruns IB,[1] Fitzgerald MF,[1] Pardali K,[2] Gardiner P,[3] Keeling DJ,[2] Axelsson LT,[2] Jiang F,[2] Lickliter J,[4] Close DR[5]

[1]Pieris Pharmaceuticals, Boston, MA, USA; [2]Early Research and Development, Respiratory, Inflammation and Autoimmune, BioPharmaceuticals R&D, AstraZeneca, Gothenburg, Sweden; [3]Clinical Pharmacology and Safety Sciences, BioPharmaceuticals R&D, AstraZeneca, Gothenburg, Sweden; [4]Nucleus Network, Melbourne, Australia; [5]Early Research and Development, Respiratory, Inflammation and Autoimmune, BioPharmaceuticals R&D, AstraZeneca, Cambridge, UK

Conflict of interest disclosure  I have no real or perceived conflicts of interest that relate to this presentation.  I have the following real or perceived conflicts of interest that relate to this presentation:  Affiliation / Financial interest Commercial Company Grants/research support: • This study was sponsored by Pieris Pharmaceuticals and funded by AstraZeneca • Lickliter J is an employee of Nucleus Network; AstraZeneca provided funding to Nucleus Network for conducting this study Honoraria or consultation fees: • Fitzgerald MF is a consultant of Pieris Pharmaceuticals Participation in a company sponsored bureau: Stock shareholder: • Bruns IB is a paid employee and shareholder of Pieris Pharmaceuticals • Fitzgerald MF is a shareholder of Pieris Pharmaceuticals • Pardali K, Gardiner P, Keeling DJ, Axelsson LT, Jiang F and Close DR are employees of AstraZeneca, and may own stock or stock options Spouse / partner: Other support / potential conflict of interest: This event is accredited for CME credits by EBAP and EACCME and speakers are required to disclose their potential conflict of interest. The intent of this disclosure is not to prevent a speaker with a conflict of interest (any significant financial relationship a speaker has with manufacturers or providers of any commercial products or services relevant to the talk) from making a presentation, but rather to provide listeners with information on which they can make their own judgments. It remains for audience members to determine whether the speaker’s interests, or relationships may influence the presentation. The ERS does not view the existence of these interests or commitments as necessarily implying bias or decreasing the value of the speaker’s presentation. Drug or device advertisement is forbidden.

Anticalin® proteins – a new class of biopharmaceuticals



Building blocks
Anticalin® Protein
Antibody
Fc
Multispecific
Fc-Anticalin® proteins
Tetra'
Tri'
Bi'
Mono'
Mono-/multispecific
Pure Anticalin® proteins
AZD1402/ PRS-060
Multispecific
mAb-Anticalin® proteins

Potent multi-target engagement • Novel inhaled and multispecific MoA • Favorable drug-like properties

Adapted from Rothe C, Skerra A[1]

Fc, fragment crystallizable; mAb, monoclonal antibody; MoA, mechanism of action

1. Rothe C, Skerra A. *BioDrugs* 2018;32:233–43

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AZD1402/PRS-060 – a first-in-class asthma therapy


Allergens
Goblet cell hyperplasia
Key
IL-4Rα + γC
IL-4Rα + IL-13Rα1
IL-13α2
Epithelial cells
IL-33
IL-23
TSLP
IL-33R
TFLPR
IL-25R
ILC2
Basophil
Mast cell
TH2 cell
IL-13
IL-4
Mast cell
IgE
Cys-LTs
Histamine
PGD2
PAF
Cytokines
Chemokines
Airway smooth muscle cell proliferation
Fibroblast proliferation
Alternatively activated macrophage
Eosinophil
B cell
IgE
Basophil

Adapted from Bagnasco D *et al*. 2016[1]

IL, interleukin; IL-4Rα, IL-4 receptor α

1. Bagnasco D *et al. Intl Arch Allerg Immunol* 2016;170:122–31

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AZD1402/PRS‐060 – a first‐in‐class asthma therapy • Despite the availability of standard‐of‐care therapies, disease control is not  achieved in 5–10% of patients with asthma1 • Type 2 cytokines IL‐4 and IL‐13 signal through IL‐4Rα, and play crucial roles in  asthma pathogenesis2–4 • AZD1402/PRS‐060 is a tear lipocalin‐derived Anticalin protein antagonist of IL‐4Rα  that is being developed as an inhaled treatment for moderate‐to‐severe asthma • This presentation details the results of a phase 1, single‐blind, randomized,  first‐in‐human dose‐escalation study of AZD1402/PRS‐060 in healthy  volunteers (NCT03384290) IL, interleukin; IL‐4Rα, IL‐4 receptor α  1. Murphy AC et al. Thorax 2012;67:751–53; 2. Voehringer D et al. J Exp Med 2006;203:1435–46; 3. Locksley RM. Cell 2010;140:777–83; 4. Wenzel S et al. Lancet 2016;388:31–44 5

NCT03384290 – study design and subject disposition Cohort 1 Cohort 2 Cohort 3 Cohort 4 Cohort 5 Study endpoints 0.25 (0.1) 1.25 (0.5) 5.00 (2.0) 20.0 (8.0) 60 (24.0) Safety PK Inhalation device dose  • Serial blood samples were drawn (up to 48 hours  Cohort 6 Cohort 7 Cohort 8 Cohort 9 (delivered dose), mg after administration of each dose) 180 (72.0) 400 (160.0) 1.0 2.0   Intravenous dose, mg • Standard PK parameters were derived for evaluation PD to establish systemic target engagement Dose 2   Single dose 1   • Blood was drawn from subjects after dosing with  Sentinel subjects Sentinel subjects inhaled AZD1402/PRS‐060 or placebo, and was  stimulated with IL‐4 10 ng/mL for 15 minutes • pSTAT6 was assessed by FACS in the CD3+  Dose modified T‐cell subpopulation Safety review Study population • 72 healthy volunteers were enrolled  Acceptable findings • 54 received AZD1402/PRS‐060 The same process  No is repeated • 18 received placebo Yes • Sex: 100% male Single dose 1 • Mean age: 26.4 years  8 subjects • Mean BMI: 24.5 kg/m2 BMI, body mass index; FACS, fluorescence‐activated cell sorting; IL, interleukin; PD, pharmacodynamic; PK, pharmacokinetic; pSTAT6, phosphorylated signal transducer and activator of transcription 6 6

AZD1402/PRS-060 was well tolerated after intravenous and inhaled administration

- Single inhaled doses and single intravenous doses of AZD1402/PRS-060 were well tolerated
  - Twenty-five subjects (35%) experienced 28 TEAEs
  - Most TEAEs (80%) were mild and no subjects reported severe TEAEs
- No clinically significant abnormalities or change from baseline in hematology,[a] clinical chemistry laboratory results, urinalysis results, vital signs or 12-lead electrocardiogram values were noted in any subjects
- No notable changes in pulmonary function parameters were observed in any of the subjects

Exploratory analysis

- There was no significant taste or smell associated with the study drug or placebo

System organ class Preferred term[b]	Placebo (n = 18) n (%) m	AZD1402/PRS-060 (n = 54) n (%) m	Overall (N = 72) n (%) m
Subjects with TEAEs	6 (33) 8	19 (35) 20	25 (35) 28
Nervous system disorders	1 (6) 1	5 (9) 6	6 (8) 7
Headache	1 (6) 1	5 (9) 5	6 (8) 6
Somnolence	0	1 (2) 1	1 (1) 1
Infections and infestations	2 (11) 2	5 (9) 5	7 (10) 7
URTI	2 (11) 2	3 (6) 3	5 (7) 5
Respiratory tract infection	0	1 (2) 1	1 (1) 1
Tonsillitis	0	1 (2) 1	1 (1) 1
Respiratory, thoracic and mediastinal disorders	2 (11) 2	3 (6) 3	5 (7) 5
Dry throat	0	2 (4) 2	2 (3) 2
Pleuritic pain	0	1 (2) 1	1 (1) 1
Throat irritation	2 (11) 2	0	2 (3) 2
General disorders	1 (6) 1	2 (4) 2	3 (4) 3
Fatigue	0	1 (2) 1	1 (1) 1
Influenza-like illness	0	1 (2) 1	1 (1) 1
Gastrointestinal disorders	0	1 (2) 1	1 (1) 1
Nausea	0	1 (2) 1	1 (1) 1

[a]The laboratory tests analyzed hemoglobin, hematocrit, red blood cells, platelets, white blood cells, neutrophils, lymphocytes, eosinophils, basophils and monocytes
[b]MedDRA 20.1
m, number of events, n, number of subjects in the specified category; TEAE, treatment-emergent adverse event; URTI, upper respiratory tract infection

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AZD1402/PRS-060 was absorbed after inhalation resulting in dose-dependent increases in C_{max} and AUC_{inf}

Serum PK profile of AZD1402/PRS-060 after inhalation



Delivered dose
8 mg
24 mg
72 mg
160 mg
AZD1402/PRS-060 (ng/mL)
1000
100
10
1
0
20
40
60
Time (hours)

Serum PK profile of AZD1402/PRS-060 after intravenous infusion



1 mg
2 mg
AZD1402/PRS-060 (ng/mL)
1000
100
10
1
0 End of infusion
4
8
12
Time (hours)

- After intravenous infusion, AZD1402/PRS-060 had a terminal $t_{½}$ of 2 hours, clearance of 6 L/hour and volume of distribution of 9 L, consistent with limited tissue distribution and clearance via renal filtration
- A longer t½ observed after inhalation (4.1–6.2 hours) than after intravenous infusion (2.2–2.3 hours) indicated involvement of an absorption lag time
- There were no confirmed positive anti-AZD1402/PRS-060 antibodies in any of the dose groups

AUC_{inf}, area under the serum concentration time curve from time 0 to infinity; C_{max}, maximum observed serum concentration; PK, pharmacokinetics; $t_{½}$, terminal half-life

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Inhaled AZD1402/PRS-060 shows systemic target engagement correlating with serum exposure


pSTAT6 levels after inhalation of AZD1402/PRS-060
pSTAT6⁺ cells (CD3⁺) (%)
100
50
0
0 1
4
8
12
16
20
24
Time (hours)
Delivered dose
Placebo
0.5 mg
2 mg
8 mg
24 mg
72 mg
160 mg


pSTAT6 levels versus systemic exposure of AZD1402/PRS-060
pSTAT6⁺ cells (CD3⁺) (%)
100
50
0
IC50 = 0.35 nM
−10
−9
−8
−7
AZD1402/PRS-060 log [M]

- Inhibition of pSTAT6 was observed from cohort 4 onwards (delivered dose 8 mg)
- Inhibition of systemic pSTAT6 was dose-dependent and aligned with systemic levels of AZD1402/PRS-060
- Near complete and sustained inhibition was observed at higher inhaled doses


Ex vivo
heparinized
whole blood
+/- IL-4
15 minutes
@ 37ºC
Fix cells
Stain with CD3 and
pSTAT6 antibodies
FACS
CD3⁺ and pSTAT6⁺
pStat6, CD3 subset
0,68
pStat6, CD3 subset
96,5
FITC-A :: pStat6
FITC-A :: pStat6

FACS, fluorescence-activated cell sorting; IC_{50}, half maximal inhibitory concentration; pSTAT6, phosphorylated signal transducer and activator of transcription 6

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Conclusions • The novel IL‐4Rα antagonist AZD1402/PRS‐060 was well tolerated when given as single inhaled  or intravenous doses to healthy volunteers • The overall profile of AZD1402/PRS‐060 supports its further development as an inhaled drug for the  treatment of asthma • Systemic target engagement (pSTAT6) will be compared with local lung target engagement in the  ongoing, multiple ascending dose study in patients with mild asthma (NCT03574805) • This study determined the local lung effects and dose relationship by measuring  FeNO, a validated biomarker of asthma • Results presented on Tuesday October 1: Multiple ascending dose study of the  inhaled IL‐4Rα antagonist, AZD1402/PRS‐060, in mild asthmatics demonstrates  robust FeNO reduction and a promising clinical profile for the treatment  of asthma (poster number: PA3709) • The outcome of this study will help to determine the inhaled dose levels for  evaluation in future studies of this first‐in‐class, inhaled anticalin molecule PRS‐060 protein structure FeNO, fractional concentration of exhaled nitric oxide; IL‐4Rα, IL‐4 receptor α; pSTAT6, phosphorylated signal transducer and activator of transcription 6  10

Acknowledgments

Pieris Pharmaceuticals

- Kayti Aviano
- Jen Tsung
- George Mensing
- All the phase 1 site staff at Nucleus Network (Melbourne, Australia)

360BioLabs

- Deidre Cournane
- Jonathan Ferrand
- Melinda Pryor

AstraZeneca

- AstraZeneca and Pieris Pharmaceuticals thank the volunteers and site staff who participated in this study
- Medical writing support was provided by Kelly Soady, PhD, of PharmaGenesis London, London UK, with funding from AstraZeneca

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Back‐up slides 12

Doses of AZD1402/PRS‐060 Cohort Inhalation device doses  (delivered doses), mg 1 0.25 (0.1) 2 1.25 (0.5) 3 5.00 (2.0) 4 20.0 (8.0) 5 60 (24.0) 6 180 (72.0) 7 400 (160.0) Intravenous doses, mg 81.0 92.0 13

Serum PK parameters after AZD1402/PRS-060 inhalation at the delivered dose for cohorts 4–7 (PK population) and after intravenous administration for cohorts 8 and 9

Parameter	Inhalation dose				Intravenous dose	
	Cohort 4 8 mg (n = 6)	Cohort 5 24 mg (n = 6)	Cohort 6 72 mg (n = 6)	Cohort 7 160 mg (n = 6)	Cohort 8 1 mg (n = 6)	Cohort 9 2 mg (n = 5)
AUC_{inf}, h.ng/mL	87.2 (27.8)[a]	261.5 (125.6)[b]	1252.1 (398.9)	3446.0 (2314.9)	187.3 (32.5)	311.6 (23.1)
C_{max}, ng/mL	8.3 (4.8)	21.2 (9.8)	93.0 (33.8)	266.8 (232.5)	123.3 (13.1)	201.5 (9.0)
MRT, h	7.8 (2.9)[a]	8.9 (2.1)[b]	10.9 (1.6)	11.5 (1.3)	1.4 (0.2)	1.5 (0.1)
T_{max}, h (min, max)	4.6 (2.1, 5.1)	4.7 (4.1, 8.2)	4.6 (1.7, 8.1)	8.2 (1.7, 8.3)	1.0 (0.97, 1.1)	1.0 (0.97, 1.0)
$t_{½}$, h	4.2 (1.7)[a]	4.1 (0.9)[b]	6.2 (0.7)	6.0 (0.7)	2.2 (0.75)	2.3 (0.1)
BA, %	7.0	7.0	11.2	13.8		
CL, L/h					5.5 (0.96)	6.4 (0.5)
V_{ss}, L					7.6 (0.69)	9.7 (0.7)
V_z, L					17.0 (4.0)	21.5 (2.4)

- Urinary excretion of unchanged AZD1402/PRS-060 was not detected after intravenous administration or inhalation, except in three individuals in the high-dose inhalation cohorts
- There were no confirmed positive anti-AZD1402/PRS-060 antibodies in any of the dose groups

[a]n = 2; [b]n = 5

AUC_{inf}, area under the serum concentration time curve from time 0 to infinity; BA, bioavailability; CL, clearance; C_{max}, maximum observed serum concentration; h, hour; max, maximum; min, minimum; MRT, mean residence time; PK, pharmacokinetic; $t_{½}$, terminal half-life; T_{max}, time to maximum serum concentration; V_{ss}, volume of distribution at steady state; V_z, volume of distribution at terminal phase

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